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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                          Date of Report - July 6, 2005
                        --------------------------------
                        (Date of Earliest Event Reported)



                                POPULAR ABS, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as specified in its charter)



        Delaware                   333-115371                 52-2029487
------------------------      ---------------------     -----------------------
(State of Incorporation)      (Commission File No.)     (IRS Employer I.D. No.)

     103 Springer Building, 3411 Silverside Road, Wilmington, Delaware 19803
     -----------------------------------------------------------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code: (302) 478-6160



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Item 8.01 Other Events
----------------------

         In connection with its Mortgage Pass-Through Certificates, Series 2005-B, Popular ABS, Inc. is filing this Form 8-K/A in order to amend that certain Form 8-K, dated June 7, 2005 and filed on July 8, 2005 with the Securities and Exchange Commission, relating to the Friedman, Billings, Ramsey & Co, Inc. computational materials described therein (the "Form 8-K").

         The Form 8-K inaccurately reflected the "Date of Earliest Event Reported" as June 6, 2005. The Date of Earliest Event Reported was in fact, July 6, 2005 and not June 6, 2005. The Form 8-K also inaccurately reflected that it was dated June 7, 2005. The Form 8-K should in fact, be dated July 7, 2005 and not June 7, 2005.

         As such, by the filing of this Form 8-K/A, the Form 8-K is so amended to reflect the corrected dates referenced above.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       POPULAR ABS, INC.



                                       By: /s/ James H. Jenkins
                                          ----------------------------------
                                             James H. Jenkins
                                             Executive Vice President & CFO


Dated: July 14, 2005



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